MTi Abraxsys Systems                                        MTi


                                                              15th December 1995

                                                            24a Southwark Street
                                                                          London
                                                                         SE1 1TY
                                                                  United Kingdom

                                                                       Telephone
                                                              +44(0)171 357 7292

                                                                       Facsimile
                                                             +44(0) 171 357 6650


Patrick Huguenin
Company Secretary
MTi New York
335 Madison Avenue
New York
NY 10017
USA

Dear Patrick

This note serves to confirm the commitment the Paul Ekon will invest 250,000$ into MTCI via Reg S by no later than April 31, 1996.

Yours sincerely
/s/ Paul Ekon
Paul Ekon